Exhibit 10(e)

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this first day of January, 2001, by and between FFW Corporation (the "Company") and Timothy A. Sheppard (the "Executive").

         WHEREAS, the Executive is currently serving as the Vice President - Treasurer and Controller of the Company; and

         WHEREAS, the Executive has made and will make a major contribution to the Company in the position of Vice President - Treasurer and Controller of the Company; and

         WHEREAS, the board of directors of the Company (the "Board of Directors") recognizes that the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company; and

         WHEREAS, the Board of Directors believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and to reinforce and encourage the continued attention and dedication of the Executive to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control, although no such change is now contemplated; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Executive to take effect as stated in
Section 2 hereof.

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  Definitions.
             -----------

                  (a)  The term "Bank" means  First Federal Savings Bank.

                  (b) The term "Change in Control" means (1) an event of a nature that (i) results in a change in control of the Bank or the Company within the meaning of the Home Owners' Loan Act of 1933 and 12 C.F.R. Part 574 as in effect on the date hereof; or (ii) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (2) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities; or (3) individuals who are members of the board of directors of the Bank or the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board. The term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company. In the application of 12 C.F.R. Part 574 to a determination of a Change in Control, determinations to be made by the OTS or its Director under such regulations shall be made by the Board of Directors.

                  (c) The term "Date of Termination" means the earlier of (1) the date upon which the Company gives notice to the Executive of the termination of his employment with the Company, or (2) the date upon which the Executive ceases to serve as an employee of the Company.

                  (d) The term "Involuntary Termination" means termination of the employment of the Executive without his express written consent, and shall include a material diminution of or interference with the Executive's duties, responsibilities and benefits as the Vice President - Treasurer and Controller of the Company, including (without limitation) any of the following actions unless consented to in writing by the Executive: (1) a change in the principal workplace of the Executive to a location outside of a 30 mile radius from the Company's headquarters office as of the date hereof; (2) a material demotion of the Executive; (3) a material reduction in the number or seniority of other Company personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Executive, other than as part of an Bank- or Company-wide reduction in staff; (4) a material adverse change in the Executive's salary, perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company; and (5) a material permanent increase in the required hours of work or the workload of the Executive. The term "Involuntary Termination" does not include Termination for Cause or termination of employment due to retirement, death, disability or suspension or temporary or permanent prohibition from participation in the conduct of the Company's affairs under Section 8 of the Federal Deposit Insurance Act ("FDIA").

                  (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and- desist order, supervisory agreement or similar agreement or order, or material breach of any provision of this Agreement. No act, or failure to act, on the Executive part shall be considered "willful" unless the Executive has acted (or failed to act) with an absence of good faith and without reasonable belief that the Executive's action or failure to act was in the best interest of the Company.

         2. Term. The term of this Agreement shall be a period of one year commencing on the date first above written (the "Commencement Date"), subject to earlier termination as provided herein. Beginning on the first day of the month following the Commencement Date, and on the first day of each month thereafter (the "Renewal Month"), the term of this Agreement shall be extended until the day preceding the first anniversary of the Renewal Month, provided that neither the Executive nor the Company has given notice to the other in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further. Reference herein to the term of this Agreement shall refer to both such initial term and such extended terms.

         3. Employment. The Executive is employed as the Vice president - Treasurer and Controller of the Company. As Vice President - Treasurer and Controller Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties of an officer of the Company as the Board of Directors may prescribe from time to time, provided that such duties are consistent with the Executive's position as Vice President - Treasurer and Controller. The Executive shall continue to devote his best efforts and substantially all his business time and attention to the business and affairs of the Company and its subsidiaries and affiliated companies.

         4.  Compensation.
             ------------

                  (a) Salary. The Company agrees to pay the Executive during the term of this Agreement the salary established by the Board of Directors, which shall be at least the Executive's salary in effect as of the Commencement Date. The Executive's salary shall be payable in accordance with the payroll practices of the Company as applicable to the executive officers of the Company. The amount of the Executive's salary shall be reviewed by the Board of Directors not less often than annually, beginning not later than the first anniversary of the Commencement Date. Adjustments in salary or other compensation shall not limit or reduce any other obligation of the Company under this Agreement. The Executive's salary in effect from time to time during the term of this Agreement shall not thereafter be reduced.

                  (b) Discretionary Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company in discretionary bonuses as authorized and declared by the Board of Directors to its executives. No other compensation provided for in this Agreement shall be deemed a substitute for the Executive's right to participate in such bonuses when and as declared by the Board of Directors.

                  (c) Expenses. The Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company, provided that the Executive properly accounts for such expenses in accordance with such policies and procedures.

         5.       Benefits.
                  --------

                  (a) Participation in Retirement and Executive Benefit Plans. The Executive shall be entitled to participate in all plans relating to stock options, pension, thrift, profit-sharing, group life insurance, medical and dental coverage, education, cash bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Company's executive employees or its employees generally. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

                  (b) Fringe Benefits. The Executive shall continue to receive during the term of his employment hereunder the fringe benefits and perquisites that are in effect on the Commencement Date. In addition, the Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans which are or may become applicable to the Company's executive officers; provided, however, that such fringe benefits shall include the payment by the Company of the Executive's annual dues to a country club selected by the Executive and approved in writing by the Company, such approval not to be unreasonably withheld.

         6. Vacations; Leave. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Company's Board of Directors for executive employees and to voluntary leave of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors of the Company may determine in its discretion; provided, however that in no event shall the Executive's annual vacation be less than 3 weeks. The Executive shall also be entitled to all paid holidays given by the Company to its executive officers.

         7.  Termination of Employment.
             -------------------------

                  (a) Involuntary Termination. The Board of Directors may terminate the Executive's employment at any time, but, except in the case of Termination for Cause, termination of employment shall not prejudice the Executive's right to compensation or other benefits under this Agreement. In the event of Involuntary Termination other than in connection with or within 12 months after a Change in Control, (1) the Company shall pay to the Executive during the remaining term of this Agreement, his salary at the rate in effect immediately prior to the Date of Termination, payable in such manner and at such times as such salary would have been payable to the Executive under Section 2 if the Executive had continued to be employed by the Company, and (2) the Company shall provide to the Executive during the remaining term of this Agreement health benefits as maintained by the Company for the benefit of its executive officers from time to time during the remaining term of the Agreement or substantially the same health benefits as the Company maintained for its executive officers immediately prior to the Date of Termination.

                  (b) Termination for Cause. In the event of Termination for Cause, the Company shall pay the Executive his salary through the Date of Termination, and the Company shall have no further obligation to the Executive under this Agreement.

                  (c) Voluntary Termination. The Executive's employment may be voluntarily terminated by the Executive at any time upon 90 days written notice to the Company or upon such shorter period as may be agreed upon between the Executive and the Board of Directors of the Company. In the event of such voluntary termination, the Company shall be obligated to continue to pay the Executive his salary and benefits through the Date of Termination, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

                  (d) In Connection with Change in Control. In the event of Involuntary Termination in connection with or within (but not later than) 12 months after a Change in Control which occurs while the Executive is employed under this Agreement, the Company shall, subject to Section 8 of this Agreement,
(1) pay to the Executive during the 12-month period ending on the anniversary of his Termination Date, his salary at the rate in effect immediately prior to the Date of Termination, payable in such manner and at such times as such salary would have been payable to the Executive under Section 2 if the Executive had continued to be employed by the Company; and (2) provide to the Executive during the 12-month period ending on the anniversary of his Termination Date, such health benefits as are maintained for executive officers of the Company from time to time during the remaining term of this Agreement or substantially the same health benefits as the Company maintained for its executive officers immediately prior to the Change in Control.

                  (e) Death; Disability. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, the Executive's estate, or such person as the Executive may have previously designated in writing, shall be entitled to receive from the Company the salary of the

Executive through the last day of the calendar month in which the Executive died. If the Executive becomes disabled as defined in the Company's then current disability plan or if the Executive is otherwise unable to serve as Vice-President - Treasurer and Controller, the Executive shall be entitled to receive group and other disability income benefits of the type then provided by the Company for executive officers.

                  (f) Temporary Suspension or Prohibition. If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA, 12 U.S.C. ss. 1818(e)(3) and (g)(1), the Company's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (1) pay the Executive all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of its obligations which were suspended.

                  (g) Permanent Suspension or Prohibition. If the Executive is removed and/or permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. ss. 1818(e)(4) and (g)(1), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

                  (h) Default of the Company. If the Company is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

                  (i) Termination by Regulators. All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Company: (1) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the FDIA; or (2) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

         8.  Certain Reduction of Payments by the Company.
             ---------------------------------------------

                  (a) Notwithstanding any other provision of this Agreement, if payments under this Agreement, together with any other payments received or to be received by the Executive in connection with a Change in Control would cause any amount to be nondeductible by the Company for federal income tax purposes pursuant to Section 280G of the Code, then benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize payments to the Executive without causing any amount to become nondeductible by the Bank or the Company. The Executive shall determine the allocation of such reduction among payments to the Executive.

                  (b) Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

         9. No Mitigation. The Executive shall not be required to mitigate the amount of any salary or other payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits after the date of termination or otherwise.

         10. Attorneys Fees. In the event the Company exercises its right of Termination for Cause, but it is determined by a court of competent jurisdiction or by an arbitrator pursuant to Section 17 that cause did not exist for such termination, or if in any event it is determined by any such court or arbitrator that the Company has failed to make timely payment of any amounts owed to the Executive under this Agreement, the Executive shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in challenging such termination or collecting such amounts. Such reimbursement shall be in addition to all rights to which the Executive is otherwise entitled under this Agreement.

         11.  No Assignments.
              --------------

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the compensation pursuant to Section 7(d) hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to the Executive hereunder if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or if there is no such designee, to the Executive's estate.

         12. Covenant Not to Compete. The Executive hereby covenants and agrees that, in the event of his termination of employment with the Company prior to the term of this Agreement, for a period of one year following the date of his termination of employment with the Company, he shall not, without the written consent of the Company, become an officer, employee, consultant, director or trustee of any savings bank, savings and loan association, savings and loan holding company, bank or bank holding company, or any direct or indirect subsidiary or affiliate of any such entity, where such entity or affiliate thereof has an office (defined broadly) within 25 miles of the main office of the Company or the main office of the Company's subsidiary, First Federal Savings.

         13. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Company, or, if to the Executive, to such home or other address as the Executive has most recently provided in writing to the Company.

         14. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         15. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         17. Governing Law. This Agreement shall be governed by and is to be construed and enforced in accordance with the laws of the United States to the extent applicable and otherwise by the laws of the State of Indiana.

         18. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Attest:                                      FFW Corporation

---------------------                        ---------------------------
Secretary
                                             By:
                                             Its:   President, Roger K. Cromer



                                             Executive


                                             ----------------------------
                                             Timothy A. Sheppard

                                                                   Exhibit 10(f)

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this first day of January, 2001, by and between FFW Corporation (the "Company") and Noah T. Smith (the "Executive").

         WHEREAS, the Executive is currently serving as the Vice President - Commercial Lending of the Company; and

         WHEREAS, the Executive has made and will make a major contribution to the Company in the position of Vice President - Commercial Lending of the Company; and

         WHEREAS, the board of directors of the Company (the "Board of Directors") recognizes that the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company; and

         WHEREAS, the Board of Directors believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and to reinforce and encourage the continued attention and dedication of the Executive to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control, although no such change is now contemplated; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Executive to take effect as stated in
Section 2 hereof.

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  Definitions.
             -----------

                  (a)  The term "Bank" means  First Federal Savings Bank.

                  (b) The term "Change in Control" means (1) an event of a nature that (i) results in a change in control of the Bank or the Company within the meaning of the Home Owners' Loan Act of 1933 and 12 C.F.R. Part 574 as in effect on the date hereof; or (ii) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (2) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities; or (3) individuals who are members of the board of directors of the Bank or the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board. The term "Change in

Control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company. In the application of 12 C.F.R. Part 574 to a determination of a Change in Control, determinations to be made by the OTS or its Director under such regulations shall be made by the Board of Directors.

                  (c) The term "Date of Termination" means the earlier of (1) the date upon which the Company gives notice to the Executive of the termination of his employment with the Company, or (2) the date upon which the Executive ceases to serve as an employee of the Company.

                  (d) The term "Involuntary Termination" means termination of the employment of the Executive without his express written consent, and shall include a material diminution of or interference with the Executive's duties, responsibilities and benefits as the Vice President - Commercial Lending of the Company, including (without limitation) any of the following actions unless consented to in writing by the Executive: (1) a change in the principal workplace of the Executive to a location outside of a 30 mile radius from the Company's headquarters office as of the date hereof; (2) a material demotion of the Executive; (3) a material reduction in the number or seniority of other Company personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Executive, other than as part of an Bank- or Company-wide reduction in staff; (4) a material adverse change in the Executive's salary, perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company; and (5) a material permanent increase in the required hours of work or the workload of the Executive. The term "Involuntary Termination" does not include Termination for Cause or termination of employment due to retirement, death, disability or suspension or temporary or permanent prohibition from participation in the conduct of the Company's affairs under Section 8 of the Federal Deposit Insurance Act ("FDIA").

                  (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and- desist order, supervisory agreement or similar agreement or order, or material breach of any provision of this Agreement. No act, or failure to act, on the Executive part shall be considered "willful" unless the Executive has acted (or failed to act) with an absence of good faith and without reasonable belief that the Executive's action or failure to act was in the best interest of the Company.

         2. Term. The term of this Agreement shall be a period of one year commencing on the date first above written (the "Commencement Date"), subject to earlier termination as provided herein. Beginning on the first day of the month following the Commencement Date, and on the first day of each month thereafter (the "Renewal Month"), the term of this Agreement shall be extended until the day preceding the first anniversary of the Renewal Month, provided that neither the Executive nor the Company has given notice to the other in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further. Reference herein to the term of this Agreement shall refer to both such initial term and such extended terms.

         3. Employment. The Executive is employed as the Vice president - Commercial Lending of the Company. As Vice President - Commercial Lending Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties of an officer of the Company as the Board of Directors may prescribe from time to time, provided that such duties are consistent with the Executive's position as Vice President - Commercial Lending. The Executive shall continue to devote his best efforts and substantially all his business time and attention to the business and affairs of the Company and its subsidiaries and affiliated companies.

         4.  Compensation.
             ------------

                  (a) Salary. The Company agrees to pay the Executive during the term of this Agreement the salary established by the Board of Directors, which shall be at least the Executive's salary in effect as of the Commencement Date. The Executive's salary shall be payable in accordance with the payroll practices of the Company as applicable to the executive officers of the Company. The amount of the Executive's salary shall be reviewed by the Board of Directors not less often than annually, beginning not later than the first anniversary of the Commencement Date. Adjustments in salary or other compensation shall not limit or reduce any other obligation of the Company under this Agreement. The Executive's salary in effect from time to time during the term of this Agreement shall not thereafter be reduced.

                  (b) Discretionary Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company in discretionary bonuses as authorized and declared by the Board of Directors to its executives. No other compensation provided for in this Agreement shall be deemed a substitute for the Executive's right to participate in such bonuses when and as declared by the Board of Directors.

                  (c) Expenses. The Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company, provided that the Executive properly accounts for such expenses in accordance with such policies and procedures.

         5.       Benefits.
                  --------

                  (a) Participation in Retirement and Executive Benefit Plans. The Executive shall be entitled to participate in all plans relating to stock options, pension, thrift, profit-sharing, group life insurance, medical and dental coverage, education, cash bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Company's executive employees or its employees generally. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

                  (b) Fringe Benefits. The Executive shall continue to receive during the term of his employment hereunder the fringe benefits and perquisites that are in effect on the Commencement Date. In addition, the Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans which are or may become applicable to the Company's executive officers; provided, however, that such fringe benefits shall include the payment by the Company of the Executive's annual dues to a country club selected by the Executive and approved in writing by the Company, such approval not to be unreasonably withheld.

         6. Vacations; Leave. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Company's Board of Directors for executive employees and to voluntary leave of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors of the Company may determine in its discretion; provided, however that in no event shall the Executive's annual vacation be less than 3 weeks. The Executive shall also be entitled to all paid holidays given by the Company to its executive officers.

         7.  Termination of Employment.
             -------------------------

                  (a) Involuntary Termination. The Board of Directors may terminate the Executive's employment at any time, but, except in the case of Termination for Cause, termination of employment shall not prejudice the Executive's right to compensation or other benefits under this Agreement. In the event of Involuntary Termination other than in connection with or within 12 months after a Change in Control, (1) the Company shall pay to the Executive during the remaining term of this Agreement, his salary at the rate in effect immediately prior to the Date of Termination, payable in such manner and at such times as such salary would have been payable to the Executive under Section 2 if the Executive had continued to be employed by the Company, and (2) the Company shall provide to the Executive during the remaining term of this Agreement health benefits as maintained by the Company for the benefit of its executive officers from time to time during the remaining term of the Agreement or substantially the same health benefits as the Company maintained for its executive officers immediately prior to the Date of Termination.

                  (b) Termination for Cause. In the event of Termination for Cause, the Company shall pay the Executive his salary through the Date of Termination, and the Company shall have no further obligation to the Executive under this Agreement.

                  (c) Voluntary Termination. The Executive's employment may be voluntarily terminated by the Executive at any time upon 90 days written notice to the Company or upon such shorter period as may be agreed upon between the Executive and the Board of Directors of the Company. In the event of such voluntary termination, the Company shall be obligated to continue to pay the Executive his salary and benefits through the Date of Termination, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

                  (d) In Connection with Change in Control. In the event of Involuntary Termination in connection with or within (but not later than) 12 months after a Change in Control which occurs while the Executive is employed under this Agreement, the Company shall, subject to Section 8 of this Agreement,
(1) pay to the Executive during the 12-month period ending on the anniversary of his Termination Date, his salary at the rate in effect immediately prior to the Date of Termination, payable in such manner and at such times as such salary would have been payable to the Executive under Section 2 if the Executive had continued to be employed by the Company; and (2) provide to the Executive during the 12-month period ending on the anniversary of his Termination Date, such health benefits as are maintained for executive officers of the Company from time to time during the remaining term of this Agreement or substantially the same health benefits as the Company maintained for its executive officers immediately prior to the Change in Control.

                  (e) Death; Disability. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, the Executive's estate, or such person as the Executive may have previously designated in writing, shall be entitled to receive from the Company the salary of the Executive through the last day of the calendar month in which the Executive died. If the Executive becomes disabled as defined in the Company's then current disability plan or if the Executive is otherwise unable to serve as Vice-President - Commercial Lending, the Executive shall be entitled to receive group and other disability income benefits of the type then provided by the Company for executive officers.

                  (f) Temporary Suspension or Prohibition. If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA, 12 U.S.C. ss. 1818(e)(3) and (g)(1), the Company's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (1) pay the Executive all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of its obligations which were suspended.

                  (g) Permanent Suspension or Prohibition. If the Executive is removed and/or permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. ss. 1818(e)(4) and (g)(1), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

                  (h) Default of the Company. If the Company is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

                  (i) Termination by Regulators. All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Company: (1) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the FDIA; or (2) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

         8.  Certain Reduction of Payments by the Company.
             ---------------------------------------------

                  (a) Notwithstanding any other provision of this Agreement, if payments under this Agreement, together with any other payments received or to be received by the Executive in connection with a Change in Control would cause any amount to be nondeductible by the Company for federal income tax purposes pursuant to Section 280G of the Code, then benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize payments to the Executive without causing any amount to become nondeductible by the Bank or the Company. The Executive shall determine the allocation of such reduction among payments to the Executive.

                  (b) Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

         9. No Mitigation. The Executive shall not be required to mitigate the amount of any salary or other payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits after the date of termination or otherwise.

         10. Attorneys Fees. In the event the Company exercises its right of Termination for Cause, but it is determined by a court of competent jurisdiction or by an arbitrator pursuant to Section 17 that cause did not exist for such termination, or if in any event it is determined by any such court or arbitrator that the Company has failed to make timely payment of any amounts owed to the Executive under this Agreement, the Executive shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in challenging such termination or collecting such amounts. Such reimbursement shall be in addition to all rights to which the Executive is otherwise entitled under this Agreement.

         11.  No Assignments.
              --------------

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the compensation pursuant to Section 7(d) hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to the Executive hereunder if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or if there is no such designee, to the Executive's estate.

         12. Covenant Not to Compete. The Executive hereby covenants and agrees that, in the event of his termination of employment with the Company prior to the term of this Agreement, for a period of one year following the date of his termination of employment with the Company, he shall not, without the written consent of the Company, become an officer, employee, consultant, director or trustee of any savings bank, savings and loan association, savings and loan holding company, bank or bank holding company, or any direct or indirect subsidiary or affiliate of any such entity, where such entity or affiliate thereof has an office (defined broadly) within 25 miles of the main office of the Company or the main office of the Company's subsidiary, First Federal Savings.

         13. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Company, or, if to the Executive, to such home or other address as the Executive has most recently provided in writing to the Company.

         14. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         15. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         17. Governing Law. This Agreement shall be governed by and is to be construed and enforced in accordance with the laws of the United States to the extent applicable and otherwise by the laws of the State of Indiana.

         18. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Attest:                                     FFW Corporation

---------------------                       ---------------------------
Secretary
                                            By:
                                            Its:   President, Roger K. Cromer



                                            Executive


                                            ----------------------------
                                            Noah T. Smith

                                                                   Exhibit 10(g)

                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this first day of January, 2001, by and between FFW Corporation (the "Company") and Christine K. Noonan (the "Executive").

         WHEREAS, the Executive is currently serving as the Secretary and Vice President of Operations of the Company; and

         WHEREAS, the Executive has made and will make a major contribution to the Company in the positions of Secretary and Vice President of Operations of the Company; and

         WHEREAS, the board of directors of the Company (the "Board of Directors") recognizes that the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company; and

         WHEREAS, the Board of Directors believes it is in the best interests of the Company to enter into this Agreement with the Executive in order to assure continuity of management of the Company and to reinforce and encourage the continued attention and dedication of the Executive to his assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control, although no such change is now contemplated; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Executive to take effect as stated in
Section 2 hereof.

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  Definitions.
             -----------

                  (a)  The term "Bank" means  First Federal Savings Bank.

                  (b) The term "Change in Control" means (1) an event of a nature that (i) results in a change in control of the Bank or the Company within the meaning of the Home Owners' Loan Act of 1933 and 12 C.F.R. Part 574 as in effect on the date hereof; or (ii) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (2) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities; or (3) individuals who are members of the board of directors of the Bank or the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board. The term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company. In the application of 12 C.F.R. Part 574 to a determination of a Change in Control, determinations to be made by the OTS or its Director under such regulations shall be made by the Board of Directors.

                  (c) The term "Date of Termination" means the earlier of (1) the date upon which the Company gives notice to the Executive of the termination of his employment with the Company, or (2) the date upon which the Executive ceases to serve as an employee of the Company.

                  (d) The term "Involuntary Termination" means termination of the employment of the Executive without his express written consent, and shall include a material diminution of or interference with the Executive's duties, responsibilities and benefits as the Secretary and Vice President of Operations, including (without limitation) any of the following actions unless consented to in writing by the Executive: (1) a change in the principal workplace of the Executive to a location outside of a 30 mile radius from the Company's headquarters office as of the date hereof; (2) a material demotion of the Executive; (3) a material reduction in the number or seniority of other Company personnel reporting to the Executive or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the Executive, other than as part of an Bank- or Company-wide reduction in staff; (4) a material adverse change in the Executive's salary, perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company; and (5) a material permanent increase in the required hours of work or the workload of the Executive. The term "Involuntary Termination" does not include Termination for Cause or termination of employment due to retirement, death, disability or suspension or temporary or permanent prohibition from participation in the conduct of the Company's affairs under Section 8 of the Federal Deposit Insurance Act ("FDIA").

                  (e) The terms "Termination for Cause" and "Terminated For Cause" mean termination of the employment of the Executive because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and- desist order, supervisory agreement or similar agreement or order, or material breach of any provision of this Agreement. No act, or failure to act, on the Executive part shall be considered "willful" unless the Executive has acted (or failed to act) with an absence of good faith and without reasonable belief that the Executive's action or failure to act was in the best interest of the Company.

         2. Term. The term of this Agreement shall be a period of one year commencing on the date first above written (the "Commencement Date"), subject to earlier termination as provided herein. Beginning on the first day of the month following the Commencement Date, and on the first day of each month thereafter (the "Renewal Month"), the term of this Agreement shall be extended until the day preceding the first anniversary of the Renewal Month, provided that neither the Executive nor the Company has given notice to the other in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further. Reference herein to the term of this Agreement shall refer to both such initial term and such extended terms.

         3. Employment. The Executive is employed as the Secretary and Vice President of Operations of the Company. As Secretary and Vice President of Operations, the Executive shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties of an officer of the Company as the Board of Directors may prescribe from time to time, provided that such duties are consistent with the Executive's position as Secretary and Vice President of Operations. The Executive shall continue to devote his best efforts and substantially all his business time and attention to the business and affairs of the Company and its subsidiaries and affiliated companies.

         4.  Compensation.
             ------------

                  (a) Salary. The Company agrees to pay the Executive during the term of this Agreement the salary established by the Board of Directors, which shall be at least the Executive's salary in effect as of the Commencement Date. The Executive's salary shall be payable in accordance with the payroll practices of the Company as applicable to the executive officers of the Company. The amount of the Executive's salary shall be reviewed by the Board of Directors not less often than annually, beginning not later than the first anniversary of the Commencement Date. Adjustments in salary or other compensation shall not limit or reduce any other obligation of the Company under this Agreement. The Executive's salary in effect from time to time during the term of this Agreement shall not thereafter be reduced.

                  (b) Discretionary Bonuses. The Executive shall be entitled to participate in an equitable manner with all other executive officers of the Company in discretionary bonuses as authorized and declared by the Board of Directors to its executives. No other compensation provided for in this Agreement shall be deemed a substitute for the Executive's right to participate in such bonuses when and as declared by the Board of Directors.

                  (c) Expenses. The Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company, provided that the Executive properly accounts for such expenses in accordance with such policies and procedures.

         5.       Benefits.
                  --------

                  (a) Participation in Retirement and Executive Benefit Plans. The Executive shall be entitled to participate in all plans relating to stock options, pension, thrift, profit-sharing, group life insurance, medical and dental coverage, education, cash bonuses, and other retirement or employee benefits or combinations thereof, that are now or hereafter maintained for the benefit of the Company's executive employees or its employees generally. Nothing herein shall preclude the Company from providing other benefits to the Executive independent of or separate from those provided to other executive officers or its executives generally.

                  (b) Fringe Benefits. The Executive shall continue to receive during the term of his employment hereunder the fringe benefits and perquisites that are in effect on the Commencement Date. In addition, the Executive shall be eligible to participate in, and receive benefits under, any other fringe benefit plans which are or may become applicable to the Company's executive officers; provided, however, that such fringe benefits shall include the payment by the Company of the Executive's annual dues to a country club selected by the Executive and approved in writing by the Company, such approval not to be unreasonably withheld.

         6. Vacations; Leave. The Executive shall be entitled to annual paid vacation in accordance with the policies established by the Company's Board of Directors for executive employees and to voluntary leave of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors of the Company may determine in its discretion; provided, however that in no event shall the Executive's annual vacation be less than 3 weeks. The Executive shall also be entitled to all paid holidays given by the Company to its executive officers.

         7.  Termination of Employment.
             -------------------------

                  (a) Involuntary Termination. The Board of Directors may terminate the Executive's employment at any time, but, except in the case of Termination for Cause, termination of employment shall not prejudice the Executive's right to compensation or other benefits under this Agreement. In the event of Involuntary Termination other than in connection with or within 12 months after a Change in Control, (1) the Company shall pay to the Executive during the remaining term of this Agreement, his salary at the rate in effect immediately prior to the Date of Termination, payable in such manner and at such times as such salary would have been payable to the Executive under Section 2 if the Executive had continued to be employed by the Company, and (2) the Company shall provide to the Executive during the remaining term of this Agreement health benefits as maintained by the Company for the benefit of its executive officers from time to time during the remaining term of the Agreement or substantially the same health benefits as the Company maintained for its executive officers immediately prior to the Date of Termination.

                  (b) Termination for Cause. In the event of Termination for Cause, the Company shall pay the Executive his salary through the Date of Termination, and the Company shall have no further obligation to the Executive under this Agreement.

                  (c) Voluntary Termination. The Executive's employment may be voluntarily terminated by the Executive at any time upon 90 days written notice to the Company or upon such shorter period as may be agreed upon between the Executive and the Board of Directors of the Company. In the event of such voluntary termination, the Company shall be obligated to continue to pay the Executive his salary and benefits through the Date of Termination, at the time such payments are due, and the Company shall have no further obligation to the Executive under this Agreement.

                  (d) In Connection with Change in Control. In the event of Involuntary Termination in connection with or within (but not later than) 12 months after a Change in Control which occurs while the Executive is employed under this Agreement, the Company shall, subject to Section 8 of this Agreement,
(1) pay to the Executive during the 12-month period ending on the anniversary of his Termination Date, his salary at the rate in effect immediately prior to the Date of Termination, payable in such manner and at such times as such salary would have been payable to the Executive under Section 2 if the Executive had continued to be employed by the Company; and (2) provide to the Executive during the 12-month period ending on the anniversary of his Termination Date, such health benefits as are maintained for executive officers of the Company from time to time during the remaining term of this Agreement or substantially the same health benefits as the Company maintained for its executive officers immediately prior to the Change in Control.

                  (e) Death; Disability. In the event of the death of the Executive while employed under this Agreement and prior to any termination of employment, the Executive's estate, or such person as the Executive may have previously designated in writing, shall be entitled to receive from the Company the salary of the

Executive through the last day of the calendar month in which the Executive died. If the Executive becomes disabled as defined in the Company's then current disability plan or if the Executive is otherwise unable to serve as Secretary and Vice President of Operations, the Executive shall be entitled to receive group and other disability income benefits of the type then provided by the Company for executive officers.

                  (f) Temporary Suspension or Prohibition. If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA, 12 U.S.C. ss. 1818(e)(3) and (g)(1), the Company's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (1) pay the Executive all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of its obligations which were suspended.

                  (g) Permanent Suspension or Prohibition. If the Executive is removed and/or permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. ss. 1818(e)(4) and (g)(1), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

                  (h) Default of the Company. If the Company is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

                  (i) Termination by Regulators. All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Company: (1) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the FDIA; or (2) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

         8.  Certain Reduction of Payments by the Company.
             ---------------------------------------------

                  (a) Notwithstanding any other provision of this Agreement, if payments under this Agreement, together with any other payments received or to be received by the Executive in connection with a Change in Control would cause any amount to be nondeductible by the Company for federal income tax purposes pursuant to Section 280G of the Code, then benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize payments to the Executive without causing any amount to become nondeductible by the Bank or the Company. The Executive shall determine the allocation of such reduction among payments to the Executive.

                  (b) Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. 1828(k) and any regulations promulgated thereunder.

         9. No Mitigation. The Executive shall not be required to mitigate the amount of any salary or other payment or benefit provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits after the date of termination or otherwise.

         10. Attorneys Fees. In the event the Company exercises its right of Termination for Cause, but it is determined by a court of competent jurisdiction or by an arbitrator pursuant to Section 17 that cause did not exist for such termination, or if in any event it is determined by any such court or arbitrator that the Company has failed to make timely payment of any amounts owed to the Executive under this Agreement, the Executive shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred in challenging such termination or collecting such amounts. Such reimbursement shall be in addition to all rights to which the Executive is otherwise entitled under this Agreement.

         11.  No Assignments.
              --------------

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by an assumption agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the compensation pursuant to Section 7(d) hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to the Executive hereunder if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or if there is no such designee, to the Executive's estate.

         12. Covenant Not to Compete. The Executive hereby covenants and agrees that, in the event of his termination of employment with the Company prior to the term of this Agreement, for a period of one year following the date of his termination of employment with the Company, he shall not, without the written consent of the Company, become an officer, employee, consultant, director or trustee of any savings bank, savings and loan association, savings and loan holding company, bank or bank holding company, or any direct or indirect subsidiary or affiliate of any such entity, where such entity or affiliate thereof has an office (defined broadly) within 25 miles of the main office of the Company or the main office of the Company's subsidiary, First Federal Savings.


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


         13. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Company, or, if to the Executive, to such home or other address as the Executive has most recently provided in writing to the Company.

         14. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         15. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         17. Governing Law. This Agreement shall be governed by and is to be construed and enforced in accordance with the laws of the United States to the extent applicable and otherwise by the laws of the State of Indiana.

         18. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Attest:                                      FFW Corporation

---------------------                        ---------------------------
Treasurer
                                             By:
                                             Its:   President, Roger K. Cromer



                                             Executive


                                             ----------------------------
                                             Christine K. Noonan



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